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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) July 8, 1997
                                                      --------------------------


                       SECURITY CAPITAL INDUSTRIAL TRUST
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            (Exact Name of Registrant as Specified in its Charter)


                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


        1-12846                                          74-2604728
--------------------------                  ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


     14100 East 35th Place, Aurora, Colorado                      80011
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     (Address of Principal Executive Offices)                     (Zip Code)


                                (303) 375-9292
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             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.


          Exhibit No.     Document Description
          -----------     --------------------

          1 Form of Underwriting Agreement dated July 8, 1997 among Goldman, Sachs & Co., J.P. Morgan Securities
                          Inc. and Security Capital Industrial Trust.

          3.1             Third Articles of Amendment of Amended and
                          Restated Declaration of Trust of Security Capital
                          Industrial Trust.

          4               Form of 7.625% Note due 2017 of Security
                          Capital Industrial Trust.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SECURITY CAPITAL INDUSTRIAL TRUST



Dated: July 10, 1997                   By: /s/ JEFFREY A. KLOPF
                                           -----------------------------------
                                           Jeffrey A. Klopf
                                           Secretary

                                      -3-